Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 7: Property and Equipment

Property and equipment were as follows:

	December 31,
	2016	2015
	(in millions)
Land	$12	$66
Buildings and leasehold improvements	384	379
Furniture and equipment	357	337
Construction-in-progress	14	13

	767	795
Accumulated depreciation	(426)	(384)

	$341	$411

Depreciation expense on property and equipment, including assets recorded for capital leases, was $52 million, $60 million and $61 million during the years ended December 31, 2016, 2015 and 2014, respectively.

As of December 31, 2016 and 2015, property and equipment included approximately $122 million and $120 million, respectively, of capital lease assets primarily consisting of buildings and leasehold improvements, net of $74 million and $63 million, respectively, of accumulated depreciation.